Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Investments
Net Investment Income	13
Net Realized Investment Gains (Losses)	14
Investment Portfolio	15
Unrealized Losses	16
Credit Quality of Fixed Maturities	17
Top 25 Financial Holdings	18
Top 25 Non-Financial Holdings	19
Property and Casualty Statutory Ratios	20-21
Historical Financial Highlights	22-23
Other Information	24
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2009	2008	% Change	2009	2008	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$20.3	$39.7	(48.9)	$76.4	$123.5	(38.1)
Commercial Lines	52.5	55.6	(5.6)	189.7	169.7	11.8
Other	(2.5)	2.2	(213.6)	4.0	9.0	(55.6)

Total Property and Casualty	70.3	97.5	(27.9)	270.1	302.2	(10.6)

Interest expense on corporate debt	(7.9)	(10.0)	(21.0)	(35.1)	(39.9)	(12.0)

Total segment income	62.4	87.5	(28.7)	235.0	262.3	(10.4)

Federal income tax expense on P&C segment income	(23.4)	(31.4)	(25.5)	(89.8)	(100.3)	(10.5)
Federal income tax benefit on other segment income	2.8	3.5	(20.0)	12.3	14.0	(12.1)

Total federal income tax expense on segment income	(20.6)	(27.9)	(26.2)	(77.5)	(86.3)	(10.2)

Total segment income after taxes	$41.8	$59.6	(29.9)	$157.5	$176.0	(10.5)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME

Total segment income after taxes	$41.8	$59.6	(29.9)	$157.5	$176.0	(10.5)
Federal income tax settlement	—	—	—	—	6.4	(100.0)
Net realized investment gains (losses)	11.1	(37.1)	(129.9)	1.4	(97.8)	(101.4)
Gain from retirement of corporate debt	—	—	—	34.5	—	N/M
Loss on derivative instruments items	—	(0.1)	(100.0)	—	(0.1)	(100.0)
Federal income tax benefit (expense) on non-segment income	3.0	0.4	650.0	(5.6)	—	N/M

Income from continuing operations	55.9	22.8	145.2	187.8	84.5	122.2

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held-for-sale of $5.1 and $77.3 in 2008)	0.8	8.1	(90.1)	7.1	(84.8)	(108.4)
Loss from discontinued accident and health business	(0.2)	—	N/M	(2.6)	—	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	—	—	—	10.1	(100.0)
Gain on disposal of variable life and annuity business	0.8	3.2	(75.0)	4.9	11.3	(56.6)
Other	—	—	—	—	(0.5)	(100.0)

Net income	$57.3	$34.1	68.0	$197.2	$20.6	857.3

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
	2009	2008	% Change	2009	2008	% Change
PER SHARE DATA (DILUTED) (1)
Total segment income	$1.24	$1.70	(27.1)	$4.60	$5.07	(9.3)
Federal income tax expense on segment income	(0.41)	(0.54)	(24.1)	(1.52)	(1.67)	(9.0)

Total segment income after taxes	0.83	1.16	(28.4)	3.08	3.40	(9.4)
Federal income tax settlement	—	—	—	—	0.12	(100.0)
Net realized investment gains (losses)	0.22	(0.73)	(130.1)	0.03	(1.89)	(101.6)
Gain from retirement of corporate debt	—	—	—	0.68	—	N/M
Federal income tax benefit (expense) on non-segment income	0.06	0.01	500.0	(0.11)	—	N/M

Income from continuing operations	1.11	0.44	152.3	3.68	1.63	125.8

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held for sale of $0.10 and $1.49 in 2008)	0.01	0.16	(93.8)	0.14	(1.64)	(108.5)
Loss from discontinued accident and health business	—	—	—	(0.05)	—	N/M
Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	—	—	—	—	0.20	(100.0)
Gain on disposal of variable life and annuity business	0.02	0.06	(66.7)	0.09	0.22	(59.1)
Other	—	—	—	—	(0.01)	(100.0)

Net income	$1.14	$0.66	72.7	$3.86	$0.40	865.0

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2009		December 31 2008		% Change
BALANCE SHEET

Shareholders’ equity
Property and Casualty Group	$2,332.1		$1,995.5		16.9
First Allmerica Financial Life Insurance Company (consolidated) (1)	—		78.1		(100.0)
THG Holding Company debt	(287.1)		(499.5)		(42.5)
THG Holding Company	313.6		313.1		0.2

Total shareholders’ equity	$2,358.6		$1,887.2		25.0

Property and Casualty Companies (2)
Total adjusted statutory capital	$1,741.6		$1,600.7		8.8
Premium to surplus ratio	1.5:1		1.6:1		—

Book value per share
Property and Casualty Group	$49.16		$39.20		25.4
First Allmerica Financial Life Insurance Company (consolidated)	—		1.53		(100.0)
THG Holding Company debt	(6.05)		(9.81)		(38.3)
THG Holding Company	6.61		6.16		7.3

Total book value per share	$49.72		$37.08		34.1

THG book value per share, excluding accumulated other comprehensive income/(loss)	$49.11		$44.64		10.0

Shares outstanding (3)	47.4		50.9

Stock price	$44.43		$42.97		3.4
Price/book value per share	0.9	x	1.2	x	(0.3	) x
Total Debt/equity	18.4%		28.1%		(9.7	) pts
Total Debt/total capital	15.5%		22.0%		(6.5	) pts

(1)	FAFLIC was sold to Commonwealth Annuity and Life Insurance Company effective January 2, 2009. December 31, 2008 reflects a dividend to THG Holding Company of $136.3 million.
(2)	Property and Casualty Companies include The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(3)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2009	2008	% Change	2009	2008	% Change
REVENUES
Premiums	$647.0	$626.8	3.2	$2,546.4	$2,484.9	2.5
Net investment income	63.8	64.8	(1.5)	252.1	258.7	(2.6)
Net realized investment losses:
Total other-than-temporary impairment losses on securities	(3.1)	(46.4)	(93.3)	(42.2)	(113.1)	(62.7)
Portion of loss transferred (from) to other comprehensive income	(0.5)	—	N/M	9.3	—	N/M

Net other-than-temporary impairment losses on securities recognized in earnings	(3.6)	(46.4)	(92.2)	(32.9)	(113.1)	(70.9)
Realized gains from sales and other	14.7	9.3	58.1	34.3	15.3	124.2

Total net realized investment gains (losses)	11.1	(37.1)	(129.9)	1.4	(97.8)	(101.4)
Fees and other income	8.4	8.9	(5.6)	34.2	34.6	(1.2)

Total revenues	730.3	663.4	10.1	2,834.1	2,680.4	5.7

LOSSES AND EXPENSES

Losses and loss adjustment expenses	414.1	386.5	7.1	1,639.2	1,626.2	0.8
Policy acquisition expenses	146.6	140.1	4.6	581.3	556.2	4.5
Gain from retirement of corporate debt	—	—	—	(34.5)	—	N/M
Other operating expenses	96.1	86.5	11.1	377.2	333.6	13.1

Total losses and expenses	656.8	613.1	7.1	2,563.2	2,516.0	1.9

Income from continuing operations before federal income taxes	73.5	50.3	46.1	270.9	164.4	64.8
Federal income tax expense	17.6	27.5	(36.0)	83.1	79.9	4.0

Income from continuing operations	55.9	22.8	145.2	187.8	84.5	122.2

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held-for-sale of $5.1 and $77.3 in 2008)	0.8	8.1	(90.1)	7.1	(84.8)	(108.4)
Loss from discontinued accident and health business	(0.2)	—	N/M	(2.6)	—	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	—	—	—	10.1	(100.0)
Gain on disposal of variable life and annuity business	0.8	3.2	(75.0)	4.9	11.3	(56.6)
Other	—	—	—	—	(0.5)	(100.0)

Net income	$57.3	$34.1	68.0	$197.2	$20.6	857.3

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
	2009	2008	% Change	2009	2008	% Change

PER SHARE DATA (DILUTED)
Income from continuing operations	$1.11	$0.44	152.3	$3.68	$1.63	125.8

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held for sale of $0.10 and $1.49 in 2008)	0.01	0.16	(93.8)	0.14	(1.64)	(108.5)

Loss from discontinued accident and health business	—	—	—	(0.05)	—	N/M

Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	—	—	—	—	0.20	(100.0)

Gain on disposal of variable life and annuity business	0.02	0.06	(66.7)	0.09	0.22	(59.1)

Other	—	—	—	—	(0.01)	(100.0)

Net income (1)	$1.14	$0.66	72.7	$3.86	$0.40	865.0

Weighted average shares outstanding	50.2	51.4		51.1	51.7

(1)	Basic income per share was $1.16 and $0.67 for the quarters ended December 31, 2009 and 2008, respectively, and $3.90 and $0.40 for the years ended December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2009	December 31 2008	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,520.3 and $4,382.0)	$4,615.6	$4,140.9	11.5
Equity securities, at fair value (cost of $57.3 and $97.6)	69.2	76.2	(9.2)
Mortgage loans	14.1	31.1	(54.7)
Other long-term investments	18.2	18.4	(1.1)

Total investments	4,717.1	4,266.6	10.6

Cash and cash equivalents	316.5	397.7	(20.4)
Accrued investment income	52.3	52.3	—
Premiums, accounts and notes receivable, net	590.8	578.5	2.1
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,197.9	1,129.6	6.0
Deferred policy acquisition costs	286.3	264.8	8.1
Deferred federal income taxes	228.6	285.6	(20.0)
Goodwill	171.4	169.9	0.9
Other assets	351.2	315.7	11.2
Assets of discontinued operations	130.6	1,769.5	(92.6)

Total assets	$8,042.7	$9,230.2	(12.9)

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,153.9	$3,203.1	(1.5)
Unearned premiums	1,300.5	1,246.3	4.3

Total policy liabilities and accruals	4,454.4	4,449.4	0.1

Expenses and taxes payable	603.2	622.3	(3.1)
Reinsurance premiums payable	58.5	61.3	(4.6)
Long-term debt	433.9	531.4	(18.3)
Liabilities of discontinued operations	134.1	1,678.6	(92.0)

Total liabilities	5,684.1	7,343.0	(22.6)

SHAREHOLDERS' EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,808.5	1,803.8	0.3
Accumulated other comprehensive income/(loss)	28.8	(384.8)	(107.5)
Retained earnings	1,141.1	949.8	20.1
Treasury stock at cost (13.0 and 9.6 million shares)	(620.4)	(482.2)	28.7

Total shareholders' equity	2,358.6	1,887.2	25.0

Total liabilities and shareholders' equity	$8,042.7	$9,230.2	(12.9)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2009	2008	% Change	2009	2008	% Change

REVENUES
Net premiums written	$626.9	$597.3	5.0	$2,608.7	$2,518.0	3.6
Change in unearned premiums, net of prepaid reinsurance premiums	20.1	29.5	(31.9)	(62.3)	(33.1)	88.2

Net premiums earned	647.0	626.8	3.2	2,546.4	2,484.9	2.5
Net investment income	63.8	64.7	(1.4)	251.7	258.0	(2.4)
Other income	9.5	9.9	(4.0)	38.6	40.9	(5.6)

Total segment revenue	720.3	701.4	2.7	2,836.7	2,783.8	1.9

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	414.1	386.5	7.1	1,639.2	1,626.2	0.8
Policy acquisition expenses	146.6	140.1	4.6	581.3	556.2	4.5
Other operating expenses	89.3	77.3	15.5	346.1	299.2	15.7

Total losses and operating expenses	650.0	603.9	7.6	2,566.6	2,481.6	3.4

Segment income before federal income taxes	$70.3	$97.5	(27.9)	$270.1	$302.2	(10.6)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY GROUP (1)

SELECT BALANCE SHEET INFORMATION

(In millions)	December 31 2009	December 31 2008	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,207.4 and $4,154.9)	$4,325.7	$3,912.1	10.6
Equity securities, at fair value (cost of $57.3 and $88.3)	69.2	66.9	3.4
Mortgage loans	14.3	32.7	(56.3)
Other long-term investments	13.7	13.5	1.5

Total investments	4,422.9	4,025.2	9.9

Cash and cash equivalents	311.9	377.8	(17.4)
Accrued investment income	49.5	48.6	1.9
Premiums, accounts, and notes receivable, net	590.8	579.2	2.0
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,197.9	1,129.6	6.0
Deferred policy acquisition costs	286.3	264.8	8.1
Deferred federal income tax asset	190.5	220.8	(13.7)
Goodwill	171.4	169.9	0.9
Other assets	362.7	309.3	17.3
Assets of discontinued operations	130.6	—	N/M

Total assets	$7,714.5	$7,125.2	8.3

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,153.9	$3,203.1	(1.5)
Unearned premiums	1,300.5	1,246.3	4.3

Total policy liabilities and accruals	4,454.4	4,449.4	0.1

Expenses and taxes payable	588.6	596.4	(1.3)
Reinsurance premiums payable	58.5	61.3	(4.6)
Long-term debt	146.8	22.6	549.6
Liabilities of discontinued operations	134.1	—	N/M

Total liabilities	$5,382.4	$5,129.7	4.9

(1)	Property and Casualty group includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX Holdings, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended December 31, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers' Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Net premiums written	$227.3	$119.5	$9.7	$356.5	$21.4	$39.5	$77.3	$132.2	$270.4	$—	$626.9

Net premiums earned	$243.1	$114.5	$9.9	$367.5	$26.4	$47.3	$89.4	$116.4	$279.5	$—	$647.0
Losses excluding prior year loss reserve development and catastrophe losses	165.9	57.0	3.4	226.3	18.3	26.0	45.4	46.7	136.4	—	362.7
Prior year loss reserve (favorable) unfavorable development	(0.4)	(1.8)	0.4	(1.8)	(11.1)	(2.4)	(12.7)	2.9	(23.3)	(1.4)	(26.5)
Pre-tax catastrophe losses (income)	0.1	5.9	0.2	6.2	—	—	1.0	(0.6)	0.4	—	6.6
Loss adjustment expenses (2)	32.6	9.1	0.5	42.2	0.7	2.9	10.6	14.0	28.2	0.3	70.7
Policy acquisition and other underwriting expenses				104.8					117.6	—	222.4
Policyholders’ dividends				—					0.6	—	0.6

GAAP underwriting (loss) profit				(10.2)					19.6	1.1	10.5
Net investment income				28.2					32.4	3.2	63.8
Other income				3.6					4.4	1.5	9.5
Other operating expenses				(1.3)					(3.9)	(8.3)	(13.5)

Segment income (loss) before federal income taxes				$20.3					$52.5	$(2.5)	$70.3

	Quarter ended December 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Net premiums written	$238.9	$113.0	$9.4	$361.3	$28.8	$40.2	$82.8	$84.1	$235.9	$0.1	$597.3

Net premiums earned	$248.3	$107.1	$9.7	$365.1	$33.6	$48.1	$92.9	$87.1	$261.7	$—	$626.8
Losses excluding prior year loss reserve development and catastrophe losses	162.5	47.1	2.7	212.3	21.0	27.0	41.0	30.3	119.3	—	331.6
Prior year loss reserve (favorable) unfavorable development	(7.1)	(4.7)	0.7	(11.1)	(5.3)	1.5	(7.1)	(3.0)	(13.9)	(1.2)	(26.2)
Pre-tax catastrophe losses (income)	—	9.6	0.5	10.1	—	—	(5.8)	9.8	4.0	—	14.1
Loss adjustment expenses (2)	29.9	10.2	0.4	40.5	3.4	3.1	11.0	7.4	24.9	0.4	65.8
Policy acquisition and other underwriting expenses (income)				108.0					104.5	(0.1)	212.4
Policyholders’ dividends				—					1.2	—	1.2

GAAP underwriting income				5.3					21.7	0.9	27.9
Net investment income				29.8					31.5	3.4	64.7
Other income				3.8					4.5	1.6	9.9
Other operating expenses				0.8					(2.1)	(3.7)	(5.0)

Segment income before federal income taxes				$39.7					$55.6	$2.2	$97.5

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include unfavorable (favorable) development of $2.2 million and $0.4 million in Personal Lines, $(2.8) million and $(1.0) million in Commercial Lines, and $(0.6) million in Total P&C for the quarters ended December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Year ended December 31, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Net premiums written	$967.9	$464.3	$40.0	$1,472.2	$109.7	$187.3	$366.7	$472.6	$1,136.3	$0.2	$2,608.7

Net premiums earned	$978.0	$444.1	$39.2	$1,461.3	$112.0	$186.9	$360.7	$425.2	$1,084.8	$0.3	$2,546.4
Losses excluding prior year loss reserve development and catastrophe losses	643.4	229.2	13.9	886.5	76.4	100.6	174.2	179.4	530.6	—	1,417.1
Prior year loss reserve (favorable) unfavorable development	(44.9)	6.0	(1.2)	(40.1)	(28.2)	(7.1)	(28.8)	(17.1)	(81.2)	(11.8)	(133.1)
Pre-tax catastrophe losses	4.2	65.2	0.9	70.3	—	1.1	23.3	4.2	28.6	—	98.9
Loss adjustment expenses (2)	122.1	37.8	1.1	161.0	1.2	10.5	41.6	40.1	93.4	0.9	255.3
Policy acquisition and other underwriting expenses (income)				427.2					451.5	(0.5)	878.2
Policyholders’ dividends				—					1.0	—	1.0

GAAP underwriting (loss) profit				(43.6)					60.9	11.7	29.0
Net investment income				109.6					125.6	16.5	251.7
Other income				14.4					18.4	5.8	38.6
Other operating expenses				(4.0)					(15.2)	(30.0)	(49.2)

Segment income before federal income taxes				$76.4					$189.7	$4.0	$270.1

	Year ended December 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Net premiums written	$1,011.3	$432.5	$40.2	$1,484.0	$127.2	$192.8	$368.5	$345.2	$1,033.7	$0.3	$2,518.0

Net premiums earned	$1,003.9	$429.4	$39.2	$1,472.5	$125.1	$196.7	$364.3	$326.0	$1,012.1	$0.3	$2,484.9
Losses excluding prior year loss reserve development and catastrophe losses	649.6	203.5	12.8	865.9	81.1	105.2	174.4	121.0	481.7	—	1,347.6
Prior year loss reserve favorable development	(54.6)	(5.7)	(1.2)	(61.5)	(27.6)	(9.3)	(36.1)	(18.0)	(91.0)	(1.9)	(154.4)
Pre-tax catastrophe losses	3.5	79.0	2.9	85.4	—	0.6	59.0	24.7	84.3	—	169.7
Loss adjustment expenses (2)	125.2	36.3	1.7	163.2	13.7	15.9	40.7	26.8	97.1	1.4	261.7
Policy acquisition and other underwriting expenses (income)				427.2					398.6	(0.4)	825.4
Policyholders’ dividends				—					1.6	—	1.6

GAAP underwriting (loss) profit				(7.7)					39.8	1.2	33.3
Net investment income				118.9					124.4	14.7	258.0
Other income				16.0					18.3	6.6	40.9
Other operating expenses				(3.7)					(12.8)	(13.5)	(30.0)

Segment income before federal income taxes				$123.5					$169.7	$9.0	$302.2

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include unfavorable (favorable) development of $0.7 million and $2.6 million in Personal Lines, $(22.9) million and $(7.2) million in Commercial Lines, and $(22.2) million and $(4.6) million in Total P&C for the years ended December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended December 31, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	68.3%	49.8%	34.3%	61.6%	69.2%	55.0%	50.8%	40.1%	48.8%	N/M	56.1%
Catastrophe losses	—	5.2%	2.0%	1.7%	—	—	1.1%	(0.5)%	0.1%	N/M	1.0%
Loss development	(0.1)%	(1.6)%	4.0%	(0.5)%	(42.0)%	(5.1)%	(14.2)%	2.5%	(8.3)%	N/M	(4.1)%

Total losses	68.2%	53.4%	40.3%	62.8%	27.2%	49.9%	37.7%	42.1%	40.6%	N/M	53.0%
Loss adjustment expenses (2)	13.4%	7.9%	5.1%	11.5%	2.7%	6.1%	11.9%	12.0%	10.1%	N/M	10.9%
Policy acquisition and other underwriting expenses (3)				27.6%					41.8%	N/M	33.7%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				101.9%					92.7%	N/M	97.7%

Policies in force (4)	(2.0)%	5.3%	(4.4)%	1.0%	(0.3)%	(2.4)%	3.5%	(2.0)%	0.2%	—	0.9%
Retention (4), (5)	74.5%	82.2%	N/M	78.4%	65.0%	76.3%	74.5%	79.0%	73.5%

	Quarter ended December 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C

Losses, excluding catastrophe losses and development	65.5%	44.0%	27.8%	58.1%	62.5%	56.1%	44.1%	34.8%	45.6%	N/M	52.9%
Catastrophe losses	—	9.0%	5.2%	2.8%	—	—	(6.2)%	11.3%	1.5%	N/M	2.2%
Loss development	(2.8)%	(4.4)%	7.2%	(3.1)%	(15.8)%	3.2%	(7.6)%	(3.5)%	(5.4)%	N/M	(4.2)%

Total losses	62.7%	48.6%	40.2%	57.8%	46.7%	59.3%	30.3%	42.6%	41.7%	N/M	50.9%
Loss adjustment expenses (2)	12.0%	9.5%	4.1%	11.1%	10.1%	6.4%	11.8%	8.5%	9.5%	N/M	10.5%
Policy acquisition and other underwriting expenses (3)				28.7%					39.7%	N/M	33.3%
Policyholders’ dividends				—					0.5%	N/M	0.2%

Combined				97.6%					91.4%	N/M	94.9%

Policies in force (4)	(1.7)%	(0.2)%	(5.8)%	(1.3)%	0.3%	4.0%	0.1%	2.1%	1.4%	—	(0.9)%
Retention (4), (5)	73.6%	80.8%	N/M	77.3%	88.8%	80.8%	84.0%	76.2%	83.4%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include unfavorable (favorable) development of $2.2 million and $0.4 million in Personal Lines, $(2.8) million and $(1.0) million in Commercial Lines, and $(0.6) million in Total P&C for the quarters ended December 31, 2009 and 2008, respectively.
(3)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(4)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(5)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Year ended December 31, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	65.8%	51.5%	35.5%	60.7%	68.2%	53.8%	48.3%	42.2%	49.0%	N/M	55.7%
Catastrophe losses	0.4%	14.7%	2.3%	4.8%	—	0.6%	6.5%	1.0%	2.6%	N/M	3.9%
Loss development	(4.6)%	1.4%	(3.1)%	(2.7)%	(25.2)%	(3.8)%	(8.0)%	(4.0)%	(7.5)%	N/M	(5.2)%

Total losses	61.6%	67.6%	34.7%	62.8%	43.0%	50.6%	46.8%	39.2%	44.1%	N/M	54.4%
Loss adjustment expenses (2)	12.5%	8.5%	2.8%	11.0%	1.1%	5.6%	11.5%	9.4%	8.6%	N/M	10.0%
Policy acquisition and other underwriting expenses (3)				28.3%					41.3%	N/M	33.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				102.1%					94.1%	N/M	98.2%

Policies in force (4)	(2.0)%	5.3%	(4.4)%	1.0%	(0.3)%	(2.4)%	3.5%	(2.0)%	0.2%	—	0.9%
Retention (4), (5)	74.5%	82.2%	N/M	78.4%	71.9%	77.5%	78.4%	78.6%	77.3%

	Year ended December 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.7%	47.4%	32.7%	58.8%	64.8%	53.5%	47.9%	37.1%	47.6%	N/M	54.2%
Catastrophe losses	0.3%	18.4%	7.4%	5.8%	—	0.3%	16.2%	7.6%	8.3%	N/M	6.8%
Loss development	(5.5)%	(1.4)%	(3.1)%	(4.2)%	(22.1)%	(4.8)%	(10.0)%	(5.5)%	(9.0)%	N/M	(6.1)%

Total losses	59.5%	64.4%	37.0%	60.4%	42.7%	49.0%	54.1%	39.2%	46.9%	N/M	54.9%
Loss adjustment expenses (2)	12.5%	8.5%	4.3%	11.1%	11.0%	8.1%	11.2%	8.2%	9.6%	N/M	10.5%
Policy acquisition and other underwriting expenses (3)				28.1%					39.1%	N/M	32.5%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				99.6%					95.8%	N/M	98.0%

Policies in force (4)	(1.7)%	(0.2)%	(5.8)%	(1.3)%	0.3%	4.0%	0.1%	2.1%	1.4%	—	(0.9)%
Retention (4), (5)	73.6%	80.8%	N/M	77.3%	81.1%	80.3%	82.5%	75.2%	81.4%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include unfavorable (favorable) development of $0.7 million and $2.6 million in Personal Lines, $(22.9) million and $(7.2) million in Commercial Lines, and $(22.2) million and $(4.6) million in Total P&C for the years ended December 31, 2009 and 2008, respectively.
(3)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(4)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(5)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Quarter ended December 31				Year ended December 31
(In millions, except yields)	2009		2008		2009		2008

		Yield		Yield		Yield		Yield
Fixed maturities (1)	$62.9	5.43%	$63.0	5.79%	$249.3	5.53%	$251.3	5.65%
Equity securities	1.9	—	1.8	—	5.2	—	4.7	—
Mortgages (2)	0.5	9.58%	0.2	5.23%	2.3	8.78%	0.9	8.37%
All other	0.1	—	1.0	—	1.9	—	6.7	—
Investment expenses	(1.6)	—	(1.2)	—	(6.6)	—	(4.9)	—

Total (3)	$63.8	5.23%	$64.8	5.44%	$252.1	5.19%	$258.7	5.45%

(1)	Includes purchase accounting adjustments of $(0.3) million and $(0.9) million for the quarters ended December 31, 2009 and 2008, respectively, and $(1.9) million and $(3.4) million for the years ended December 31, 2009 and 2008, respectively.
(2)	There were no mortgage prepayment fees for the quarters ended December 31, 2009 and 2008. Excluding mortgage prepayment fees of $0.1 and $0.2 million for the years ended December 31, 2009 and 2008, mortgage yields were 8.45% and 7.01%, respectively.
(3)	Excludes discontinued operations of $0.4 million and $16.4 million for the quarters ended December 31, 2009 and 2008, respectively, and $1.7 million and $66.2 million for the years ended December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended December 31		Year ended December 31

(In millions)	2009	2008	2009	2008

Total other-than-temporary impairment losses	$(3.1)	$(46.4)	$(42.2)	$(113.1)

Portion of loss transferred (from) to other comprehensive income	(0.5)	—	9.3	—

Net other-than-temporary losses on securities recognized in earnings	(3.6)	(46.4)	(32.9)	(113.1)

Realized gains from sales and other	14.7	9.3	34.3	15.3

Net realized investment gains (losses) (1)	$11.1	$(37.1)	$1.4	$(97.8)

(1)	Excludes discontinued operations of $8.6 million for the quarter ended December 31, 2008, and $(3.2) million and $(14.4) million for the years ended December 31, 2009 and 2008, respectively. There were no realized gains or losses for discontinued operations for the quarter ended December 31, 2009.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

($ in millions)	December 31, 2009
Investment Type	Weighted Average Quality	Amortized Cost	Fair Value	Net Unrealized Gain (Loss)	Change in Net Unrealized Q4	Change in Net Unrealized YTD

Fixed Maturities:
Corporate:
NAIC 1	A	$844.1	$876.4	$32.3	$(1.9)	$92.1
NAIC 2	BBB	1,038.9	1,087.4	48.5	4.8	121.2
NAIC 3 and below	B+	300.6	304.5	3.9	7.5	60.4

Total corporate	BBB+	2,183.6	2,268.3	84.7	10.4	273.7
Asset backed:
Residential mortgage backed securities	AA+	858.8	874.4	15.6	(0.7)	16.9
Commercial mortgage backed securities	AA+	334.5	337.2	2.7	1.6	33.6
Asset backed securities	A	63.1	65.6	2.5	(0.3)	9.8
Municipals:
Taxable	AA-	685.6	669.0	(16.6)	(21.3)	(2.0)
Tax exempt	A+	159.1	163.2	4.1	0.7	20.6
U.S. government	AAA	355.2	354.7	(0.5)	(3.3)	(5.1)

Total fixed maturities	A+	4,639.9	4,732.4	92.5	(12.9)	347.5
Equity securities:
Perpetual preferred securities		18.7	24.7	6.0	2.1	19.4
Common equity securities		38.7	44.6	5.9	(2.4)	13.9

Total fixed maturities and equity securities (1)		4,697.3	4,801.7	104.4	(13.2)	380.8
Cash and cash equivalents (2)		316.7	316.7	—	—	—
Mortgage loans and other long-term investments		30.3	32.3	2.0	—	(0.1)

Total		$5,044.3	$5,150.7	$106.4	$(13.2)	$380.7

(1)	Includes discontinued accident and health business of $119.7 million in amortized cost and $116.9 million in fair value at December 31, 2009. Net unrealized losses associated with the discontinued accident and health business improved $0.6 million during the fourth quarter of 2009 and $11.1 million since year end 2008.
(2)	Includes discontinued accident and health business of $0.2 million in amortized cost and in fair value at December 31, 2009.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2009		December 31, 2008

	Gross Unrealized Losses and OTTI	Fair Value	Gross Unrealized Losses	Fair Value

INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$23.1	$664.4	$150.2	$1,724.1
Greater than 12 months	43.4	421.8	94.4	469.8

Total investment grade fixed maturities	66.5	1,086.2	244.6	2,193.9

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	10.8	92.8	64.2	152.5
Greater than 12 months (1)	17.7	158.3	—	—

Total below investment grade fixed maturities	28.5	251.1	64.2	152.5

PERPETUAL PREFERRED SECURITIES:
12 months or less	—	—	—	—
Greater than 12 months	—	—	13.4	28.5

Total perpetual preferred securities	—	—	13.4	28.5

EQUITY SECURITIES:
12 months or less	—	—	11.4	32.3
Greater than 12 months	0.3	1.4	—	—

Total equity securities	0.3	1.4	11.4	32.3

Total (2)	$95.3	$1,338.7	$333.6	$2,407.2

(1)	Gross Unrealized Losses and OTTI includes $14.8 million of OTTI at December 31, 2009.
(2)	Includes discontinued accident and health business of $8.8 million and $15.7 million in gross unrealized losses with $55.0 million and $52.3 million in fair value at December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		December 31, 2009			December 31, 2008
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$3,120.8	$3,168.0	66.9%	$3,098.1	$2,997.8	70.9%
2	Baa	1,198.0	1,240.3	26.2%	1,074.8	981.5	23.2%
3	Ba	138.2	130.5	2.8%	151.5	133.2	3.2%
4	B	93.1	98.0	2.1%	111.0	83.8	2.0%
5	Caa and lower	84.0	88.0	1.9%	37.1	24.5	0.6%
6	In or near default	5.8	7.6	0.1%	8.8	5.5	0.1%

Total fixed maturities (1)		$4,639.9	$4,732.4	100.0%	$4,481.3	$4,226.3	100.0%

(1)	Includes discontinued accident and health business of $119.6 million and $99.3 million in amortized cost and $116.8 million and $85.4 million in fair value at December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

TOP 25 FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of December 31, 2009
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Wells Fargo	$21.9	$22.2	0.43%	AA-
Bank of America	21.7	19.0	0.37%	A-
PNC Bank	19.8	19.8	0.39%	A
GE Capital	19.2	19.6	0.38%	AA+
American Express	18.3	18.9	0.37%	BBB+
Capital One	17.5	18.2	0.35%	BBB
Manufacturers & Traders Bank	15.1	13.2	0.26%	A-
Morgan Stanley	15.1	16.4	0.32%	A
Fifth Third Bancorp	15.0	13.4	0.26%	BBB-
Bank of Scotland	12.9	13.0	0.25%	BBB
Genworth Global Funding	12.9	13.1	0.25%	BBB
Student Loan Market	12.5	13.4	0.26%	BBB-
Goldman Sachs	12.0	12.1	0.23%	A
Union Bank of California	11.5	11.3	0.22%	A
Aetna	10.6	11.0	0.21%	A-
FMR	10.5	10.5	0.20%	A+
Prudential Financial	10.5	11.3	0.22%	A
Branch Bank & Trust	10.5	10.9	0.21%	A
American General Finance	10.3	8.6	0.17%	BB+
Regions Bank	10.1	8.2	0.16%	BB
Simon Property Group	10.1	10.2	0.20%	A-
Bank of Oklahoma	10.0	9.2	0.18%	BBB+
Lincoln National	9.5	8.3	0.16%	BBB
Wellpoint	9.2	9.7	0.19%	A-
ABN Amro Bank Chicago	9.0	7.2	0.14%	A

Top 25 Financial	335.7	328.7	6.38%
Other Financial	117.4	114.3	2.22%

Total Financial	$453.1	$443.0	8.60%

THE HANOVER INSURANCE GROUP

TOP 25 NON-FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of December 31, 2009
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Union Pacific	$19.3	$20.0	0.39%	BBB
Dominion Resources	18.2	18.9	0.37%	A-
Conoco Phillips	17.9	19.1	0.37%	A
AT&T	17.8	18.9	0.37%	A
Valero Energy	17.6	17.8	0.35%	BBB
Kroger	17.4	18.3	0.35%	BBB
CVS	17.3	18.0	0.35%	BBB+
Enterprise Products	16.9	17.9	0.35%	BBB-
Home Depot	16.9	17.8	0.34%	BBB+
Miller Brewing	16.4	17.7	0.34%	BBB+
Comcast	15.8	17.4	0.34%	BBB+
Merck & Co.	15.7	17.0	0.33%	AA-
Pacific Gas & Electric	15.3	16.4	0.32%	BBB+
Canadian National Railways	15.0	16.1	0.31%	A-
Shell	15.0	15.7	0.30%	AA
Vodafone	15.0	15.9	0.31%	A-
Atmos Energy	14.9	16.1	0.31%	BBB+
Safeway	14.9	15.7	0.30%	BBB
Plains All-America Pipeline	14.6	15.2	0.30%	BBB-
Pfizer	14.5	15.9	0.31%	AA
Duke Energy	14.3	15.1	0.29%	A-
Exelon	14.1	14.3	0.28%	BBB-
Deutsche Telecom	13.9	14.8	0.29%	BBB+
Lowe’s	13.6	14.7	0.28%	A+
Sempra Energy	13.5	14.2	0.28%	BBB+

Top 25 Non-Financial	395.8	418.9	8.13%
Other Non-Financial	1,334.7	1,406.4	27.31%

Total Non-Financial	$1,730.5	$1,825.3	35.44%

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended December 31, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	68.1%	49.7%	34.7%	61.5%	67.5%	55.3%	50.2%	40.5%	48.7%	N/M	56.2%
Catastrophe losses	0.1%	5.1%	2.0%	1.7%	—	—	1.2%	(0.5)%	0.2%	N/M	1.0%
Loss development	(0.2)%	(1.6)%	4.1%	(0.5)%	(41.4)%	(5.1)%	(14.0)%	2.5%	(8.3)%	N/M	(4.0)%

Total losses	68.0%	53.2%	40.8%	62.7%	26.1%	50.2%	37.4%	42.5%	40.6%	N/M	53.2%
Loss adjustment expenses (2)	13.3%	8.0%	5.1%	11.4%	2.2%	6.2%	11.7%	12.3%	10.1%	N/M	10.9%
Policy acquisition and other underwriting expenses				29.0%					45.5%	N/M	36.2%
Policyholders’ dividends				—					0.3%	N/M	0.1%

Combined				103.1%					96.5%	N/M	100.4%

	Quarter ended December 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	65.5%	43.9%	28.1%	58.2%	66.0%	56.1%	44.6%	32.5%	45.3%	N/M	52.9%
Catastrophe losses	N/M	8.9%	5.2%	2.7%	—	—	(6.2)%	11.1%	1.5%	N/M	2.2%
Loss development	(2.9)%	(4.4)%	7.3%	(3.0)%	(16.7)%	3.1%	(7.7)%	(3.4)%	(5.4)%	N/M	(4.2)%

Total losses	62.6%	48.4%	40.6%	57.9%	49.3%	59.2%	30.7%	40.2%	41.4%	N/M	50.9%
Loss adjustment expenses (2)	12.0%	9.6%	3.1%	11.1%	10.4%	6.4%	12.0%	10.8%	10.4%	N/M	10.8%
Policy acquisition and other underwriting expenses				29.6%					42.7%	N/M	34.7%
Policyholders’ dividends				—					0.4%	N/M	0.2%

Combined				98.6%					94.9%	N/M	96.6%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses includes unfavorable (favorable) development of $2.2 million and $0.4 million in Personal Lines, $(2.8) million and $(1.0) million in Commercial Lines, and $(0.6) million in Total P&C for the quarters ended December 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Year ended December 31, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	65.7%	51.6%	35.5%	60.6%	66.7%	53.9%	48.1%	42.6%	48.9%	N/M	55.9%
Catastrophe losses	0.4%	14.7%	2.3%	4.8%	—	0.6%	6.5%	1.1%	2.7%	N/M	3.9%
Loss development	(4.6)%	1.4%	(3.1)%	(2.7)%	(24.7)%	(3.8)%	(7.9)%	(4.0)%	(7.5)%	N/M	(5.2)%

Total losses	61.5%	67.7%	34.7%	62.7%	42.0%	50.7%	46.7%	39.7%	44.1%	N/M	54.6%
Loss adjustment expenses (2)	12.5%	8.6%	2.8%	11.0%	1.1%	5.7%	11.5%	9.4%	8.6%	N/M	10.0%
Policy acquisition and other underwriting expenses				29.3%					41.6%	N/M	34.7%
Policyholders’ dividends				—					0.1%	N/M	0.1%

Combined				103.0%					94.4%	N/M	99.4%

	Year ended December 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.7%	47.4%	32.7%	58.8%	65.5%	53.5%	48.1%	36.7%	47.6%	N/M	54.2%
Catastrophe losses	0.4%	18.4%	7.4%	5.8%	—	0.3%	16.1%	7.2%	8.2%	N/M	6.8%
Loss development	(5.4)%	(1.3)%	(3.1)%	(4.2)%	(22.3)%	(4.7)%	(9.9)%	(5.5)%	(9.0)%	N/M	(6.2)%

Total losses	59.7%	64.5%	37.0%	60.4%	43.2%	49.1%	54.3%	38.4%	46.8%	N/M	54.8%
Loss adjustment expenses (2)	12.4%	8.5%	4.3%	11.0%	11.0%	8.1%	11.2%	8.8%	9.8%	N/M	10.6%
Policy acquisition and other underwriting expenses				28.7%					39.3%	N/M	33.1%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				100.1%					96.1%	N/M	98.6%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include unfavorable (favorable) development of $0.7 million and $2.6 million in Personal Lines, $(22.9) million and $(7.2) million in Commercial Lines, and $(22.2) million and $(4.6) million in Total P&C for the years ended December 31, 2009 and 2008, respectively.

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2009	Q4 09	Q3 09	Q2 09	Q1 09	2008	Q4 08	Q3 08	Q2 08	Q1 08
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$76.4	$20.3	$27.4	$25.6	$3.1	$123.5	$39.7	$18.1	$38.6	$27.1
Commercial Lines	189.7	52.5	38.7	50.9	47.6	169.7	55.6	(6.6)	52.7	68.0
Other Property and Casualty	4.0	(2.5)	7.5	(0.2)	(0.8)	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	270.1	70.3	73.6	76.3	49.9	302.2	97.5	13.8	94.2	96.4
Interest expense on corporate debt	(35.1)	(7.9)	(6.3)	(10.5)	(10.4)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$235.0	$62.4	$67.3	$65.8	$39.5	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(77.5)	(20.6)	(22.0)	(21.8)	(13.1)	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$157.5	$41.8	$45.3	$44.0	$26.4	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	—	—	—	—	—	6.4	—	6.4	—	—
Net realized investment gains (losses)	1.4	11.1	—	(3.6)	(6.1)	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Gain from retirement of corporate debt	34.5	—	0.2	34.3	—	—	—	—	—	—
Other non-segment items	—	—	—	0.1	(0.1)	(0.1)	(0.1)	—	—	—
Federal income tax (expense) benefit on non-segment income	(5.6)	3.0	3.1	(11.7)	—	—	0.4	(0.4)	—	—

Income (loss) from continuing operations	187.8	55.9	48.6	63.1	20.2	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	7.1	0.8	0.4	0.9	5.0	(84.8)	8.1	(21.7)	(67.7)	(3.5)
(Loss) gain from discontinued accident and health business	(2.6)	(0.2)	0.7	0.2	(3.3)	—	—	—	—	—
Gain from operations of AMGRO	—	—	—	—	—	10.1	—	—	10.4	—
Gain (loss) on disposal of discontinued variable life and annuity business	4.9	0.8	—	0.2	3.9	11.3	3.2	2.7	(0.8)	6.2
Other	—	—	—	—	—	(0.5)	—	0.7	—	(1.2)

NET INCOME (LOSS)	$197.2	$57.3	$49.7	$64.4	$25.8	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$3.68	$1.11	$0.95	$1.23	$0.39	$1.63	$0.44	$(0.85)	$0.92	$1.09

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	$0.18	$0.03	$0.02	$0.02	$0.11	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$3.86	$1.14	$0.97	$1.25	$0.50	$0.40	$0.66	$(1.21)	$(0.20)	$1.12

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.1	50.2	51.2	51.4	51.4	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets		$8,042.7	$8,088.6	$7,747.7	$7,698.1		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity		$2,358.6	$2,407.1	$2,221.1	$1,967.6		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share		$49.72	$48.06	$43.75	$38.62		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive income (loss)		$49.11	$48.28	$47.15	$45.16		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2007	Q4 07	Q3 07	Q2 07	Q1 07
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$208.2	$57.8	$48.8	$55.0	$46.6
Commercial Lines	169.3	42.6	39.2	38.9	48.6
Other Property and Casualty	4.8	(2.4)	0.3	2.5	4.4

Total Property and Casualty	382.3	98.0	88.3	96.4	99.6
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$342.4	$88.0	$78.3	$86.5	$89.6

Federal income tax expense on segment income	(113.7)	(27.2)	(26.6)	(29.8)	(30.1)

Total segment income after federal income taxes	$228.7	$60.8	$51.7	$56.7	$59.5

Net realized investment (losses) gains	(0.9)	(0.6)	(0.8)	0.2	0.3
Federal income tax benefit (expense) on non-segment income	0.5	0.1	0.6	(0.1)	(0.1)

Income from continuing operations	228.3	60.3	51.5	56.8	59.7

Discontinued operations (net of taxes):
Income from discontinued FAFLIC business	10.9	2.6	1.5	2.7	4.1
Gain (loss) on disposal of discontinued variable life and annuity business	13.1	12.9	0.1	0.3	(0.2)
Other	0.8	—	0.8	—	—

NET INCOME	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$4.36	$1.15	$0.98	$1.09	$1.15

INCOME FROM DISCONTINUED OPERATIONS	$0.47	$0.29	$0.05	$0.05	$0.07
NET INCOME	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total assets		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders’ equity		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive (loss) income		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2009
	Price Range		Dividends Per Share
	High	Low
March 31	$43.37	$28.49	—
June 30	$38.11	$29.19	—
September 30	$42.82	$37.23	—
December 31	$45.23	$40.67	$0.75

Quarter Ended	2008
	Price Range		Dividends Per Share
	High	Low
March 31	$47.17	$40.14	—
June 30	$46.83	$41.71	—
September 30	$51.00	$38.01	—
December 31	$45.00	$31.92	$0.45

INDUSTRY RATINGS AS OF FEBRUARY 3, 2010

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	-	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc.
Junior Subordinated Debentures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com